Exhibit 32.1

                                  Certification
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer and Chief Financial Officer of Mid-Wisconsin Financial Services, Inc. (the "Mid-Wisconsin") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that
(1) the Annual Report on Form 10-K of the Mid-Wisconsin for the fiscal year ended December 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Mid-Wisconsin.

 Date:  March 23, 2006
                                   JAMES F. WARSAW
                                   James F. Warsaw
                                   President and Chief Executive Officer


                                   RHONDA R. KELLEY
                                   Rhonda R. Kelley
                                   Controller (Principal Financial Officer)